UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 17, 2016

BBX CAPITAL CORPORATION

(Exact name of registrant as specified in its charter)

Florida	001-13133	65-0507804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

401 East Las Olas Boulevard, Suite 800, Fort Lauderdale, Florida	33301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 954-940-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

BBX Capital Corporation (“BBX Capital”) directly owns 46% of Woodbridge Holdings, LLC (“Woodbridge”). Woodbridge owns 100% of Bluegreen Corporation (“Bluegreen”). The remaining 54% of Woodbridge is owned by BFC Financial Corporation (“BFC”). BFC owns shares of BBX Capital’s Class A Common Stock and Class B Common Stock representing an approximately 81% ownership interest in BBX Capital.

On March 17, 2016, Bluegreen completed a private offering and sale of approximately $130.5 million of investment-grade, timeshare receivable-backed notes (the "2016-A Term Securitization"). The 2016-A Term Securitization consisted of the issuance of two tranches of timeshare receivable-backed notes (the “Notes”): approximately $95.7 million of Class A and approximately $34.8 million of Class B notes with note interest rates of 3.17% and 3.86%, respectively, which blended to an overall weighted average note interest rate of approximately 3.35%. The gross advance rate for this transaction was 90%. The Notes mature in July 2031. BB&T Capital Markets (“BB&TCM”) acted as the structuring agent, joint bookrunner and co-lead manager and Barclays Capital Inc. (“Barclays”) acted as joint bookrunner and co-lead manager. Both BB&TCM and Barclays acted as initial purchasers.

The amount of the timeshare receivables sold to BXG Receivables Note Trust 2016-A (the “Trust”) was approximately $145.0 million, approximately $122.3 million of which was sold to the Trust at closing and approximately $22.7 million of which (the “Prefunded Receivables") is expected to be sold to the Trust by July 26, 2016. The gross proceeds of such sales to the Trust are anticipated to be approximately $130.5 million. A portion of the proceeds received to date were used to: repay Branch Banking and Trust Company (“BB&T”) and DZ Bank AG Deutsche Zentral-Genossenschaftsbank, Frankfurt am Main (“DZ Bank”) a total of approximately $49.0 million, representing all amounts outstanding (including accrued interest) under Bluegreen's existing purchase facility with BB&T and DZ (the "BB&T/DZ Purchase Facility"); repay Liberty Bank approximately $24.2 million (including accrued interest) under Bluegreen's existing facility with Liberty Bank (the “Liberty Bank Facility”); capitalize a reserve fund; and pay fees and expenses associated with the transaction. Prior to the closing of the 2016-A Term Securitization, Bluegreen, as servicer, funded approximately $11.3 million in connection with the servicer redemption of the notes related to BXG Receivables Note Trust 2007-A, and certain of the timeshare loans in such trust were sold to the Trust in connection with the 2016-A Term Securitization. The remainder of the gross proceeds from the 2016-A Term Securitization of approximately $42.1 million (approximately $20.4 million of which will be received by Bluegreen as the Prefunded Receivables are sold to the Trust) are expected to be used by Bluegreen for general corporate purposes. As a result of the facility repayments described above, immediately after the closing of the 2016-A Term Securitization, (i) there were no amounts outstanding under the BB&T/DZ Purchase Facility, which allows for maximum outstanding receivable-backed borrowings of $80.0 million on a revolving basis through December 31, 2017 and (ii) there was approximately $17.6 million outstanding under the Liberty Bank Facility, which permits maximum outstanding receivable-backed borrowings of $50.0 million on a revolving basis through November 30, 2017 subject to eligible collateral and the other terms and conditions of the facility. Thus, additional availability of approximately $73.1 million in the aggregate was created under the BB&T/DZ Purchase Facility and Liberty Bank Facility.

Subject to performance of the collateral, Bluegreen will receive any excess cash flows generated by the receivables transferred under the 2016-A Term Securitization (excess meaning after payments of customary fees, interest, and principal under the 2016-A Term Securitization) on a pro-rata basis as borrowers make payments on their timeshare loans.

While ownership of the timeshare receivables included in the 2016-A Term Securitization is transferred and sold for legal purposes, the transfer of these timeshare receivables is accounted for as a secured borrowing for financial accounting purposes. Accordingly, no gain or loss was recognized as a result of this transaction.

The Notes were offered and sold to the initial purchasers in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and were subsequently offered and sold by the initial purchasers only to qualified institutional buyers in reliance on Rule 144A under the Securities Act and, outside the United States, only to non-US investors pursuant to Regulation S. The Notes have not been registered under the Securities Act or any state securities laws and, unless so registered (which is not expected), the Notes may not be offered or sold in the United States except pursuant to an exemption from the registration requirements of the Securities Act and applicable state securities laws.

The description of the 2016-A Term Securitization set forth above is a summary only, does not purport to be complete and is qualified in its entirety by reference to the full text of the agreements and instruments governing the transaction, which are included as Exhibits 10.1 through 10.5 of this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit 10.1 - Indenture, dated as of March 17, 2016, between BXG Receivables Note Trust 2016-A, as Issuer, Bluegreen Corporation, as Servicer, Vacation Trust, Inc. as Club Trustee, Concord Servicing Corporation, as Backup Servicer, and U.S. Bank National Association, as Indenture Trustee, Paying Agent and Custodian

Exhibit 10.2 - Sale Agreement, dated as of March 17, 2016, by and among BRFC 2016-A LLC, as Depositor, and BXG Receivables Note Trust 2016-A, as Issuer

Exhibit 10.3 - Transfer Agreement, dated as of March 17, 2016, by and among Bluegreen Corporation, BXG Timeshare Trust I, as Seller, and BRFC 2016-A LLC, as Depositor

Exhibit 10.4 - Purchase and Contribution Agreement, dated as of March 17, 2016, by and among Bluegreen Corporation, as Seller, and BRFC 2016-A LLC, as Depositor

Exhibit 10.5 - BXG Receivables Note Trust 2016-A, Standard Definitions

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

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BBX CAPITAL CORPORATION

Date: March 23, 2016
By: /s/Jarett S. Levan,
Jarett S. Levan,
Acting Chairman of the Board and Chief Executive Officer

EXHIBIT INDEX

Description

Exhibit 10.1 - Indenture, dated as of March 17, 2016, between BXG Receivables Note Trust 2016-A, as Issuer, Bluegreen Corporation, as Servicer, Vacation Trust, Inc. as Club Trustee, Concord Servicing Corporation, as Backup Servicer, and U.S. Bank National Association, as Indenture Trustee, Paying Agent and Custodian

Exhibit 10.2 - Sale Agreement, dated as of March 17, 2016, by and among BRFC 2016-A LLC, as Depositor, and BXG Receivables Note Trust 2016-A, as Issuer

Exhibit 10.3 - Transfer Agreement, dated as of March 17, 2016, by and among Bluegreen Corporation, BXG Timeshare Trust I, as Seller, and BRFC 2016-A LLC, as Depositor

Exhibit 10.4 - Purchase and Contribution Agreement, dated as of March 17, 2016, by and among Bluegreen Corporation, as Seller, and BRFC 2016-A LLC, as Depositor

Exhibit 10.5 - BXG Receivables Note Trust 2016-A, Standard Definitions